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                                                                   Exhibit 10.1


   DESCRIPTION OF JULY 26, 1995 AMENDMENT TO CIGNA SUPPLEMENTAL PENSION PLAN

       The adoption of an amendment to the CIGNA Pension Plan shall have no effect on the interest rate assumptions used in the calculation of lump sum distributions of accrued benefits under the CIGNA Supplemental Pension Plan, and the "applicable interest rate" used under the CIGNA Supplemental Pension Plan shall continue to be the "Applicable Interest Rate" as currently defined in Section 1.8 of the CIGNA Pension Plan.